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                                                                    Exhibit 99.3


                                                               EXECUTION VERSION


                                AMENDMENT REG AB
              TO THE MORTGAGE LOAN SALE AND SERVICING AGREEMENT

     This is Amendment Reg AB ("Amendment Reg AB"), dated as of March 1,2006, by and between National City Mortgage Co. (the "Company"), and J.P. Morgan Mortgage Acquisition Corp. (the "Purchaser") to that certain Flow Master Seller's Warranties and Servicing Agreement (the "Agreement"), dated February 24, 2004 by and between the Company and the Purchaser (as amended, modified or supplemented, the "Existing Agreement").

                               W I T N E S S E T H

     WHEREAS, the Company and the Purchaser have agreed, subject to the terms and conditions of this Amendment Reg AB that the Existing Agreement be amended to reflect agreed upon revisions to the terms of the Existing Agreement.

     Accordingly, the Company and the Purchaser hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Agreement is hereby amended as follows:

     1. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Existing Agreement. The Existing Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

     Commission: The United States Securities and Exchange Commission.

     Company Information: As defined in Section 13.05.

     Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase



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quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company. For the avoidance of doubt, a "Qualified Correspondent" includes a "table broker" or mortgage lender that originates loans underwritten and funded by the Company or an Affiliate of the Company.

     Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506,1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Securities Act: The Securities Act of 1933, as amended.

     Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

     Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, for which the Company is responsible in its capacity as Servicer and as identified on Exhibit Q hereto.

     Static Pool Information: Static pool information as described in Item 1105(a) (1)(3) and 1105(c) of Regulation AB.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete material functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

     Subservicer: Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions identified in Item 1122(d) of Regulation AB that are required to be performed by the Company under this Agreement or any Reconstitution Agreement; provided, however, that the term "Subservicer" shall not include any master servicer, or any special servicer engaged at the request of a Depositor, Purchaser or investor in a Securitization Transaction.

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     Third-Party Originator:  Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company and shall not include a mortgage broker that does not fund loans.

     2. The Purchaser and the Company agree that the Existing Agreement is hereby amended by adding the following provisions as a new Article XIII:

                   ARTICLE XIII. COMPLIANCE WITH REGULATION AB

              Section 13.01. Intent of the Parties; Reasonableness.

          The Purchaser and the Company acknowledge and agree that the purpose of Article XIII of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings to the extent such comparable disclosure in unregistered offerings becomes consistent with industry practices.

          Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder that are applicable to any Securitization Transaction (or the provision in a private offering of disclosure comparable to that required under the Securities Act to the extent such comparable disclosure in unregistered offerings becomes consistent with industry practices). The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information reasonably necessary in the good faith determination of the Purchaser, any Master Servicer or any Depositor to permit the Purchaser, any Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

          The Purchaser (including any of its assignees or designees) shall cooperate with the Company by providing timely notice of requests for information under these

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     provisions  and  by  reasonably   limiting  such  requests  to  information
     required, in the Purchaser's reasonable judgment, to comply with Regulation AB.

          Section  13.02.  Additional  Representations  and  Warranties  of  the
     Company.

          (a) The Company shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 13.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date and unless otherwise disclosed in such information provided under Section 13.03: (i) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company;
     (ii) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (iv) no material changes to the Company's policies or procedures with respect to the servicing function it will perform under this Agreement and any
     Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the scheduled closing date of the related Securitization Transaction; (v) there are no aspects of the Company's financial condition that could be reasonably expected to have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, or to the knowledge of the Company, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified in writing to the Company by the related Depositor of a type described in Item 1119 of Regulation AB.

          (b) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 13.03, the Company shall, within 10 calendar days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

          Section 13.03. Information to Be Provided by the Company.

          In connection  with any  Securitization  Transaction the Company shall
     (i) within ten calendar days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing, or in a mutually agreed upon electronic format, and in form and substance reasonably

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     satisfactory  to the  Purchaser and such  Depositor,  the  information  and materials specified in paragraphs (a), (b), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (in writing, or in a
     mutually  agreed  upon  electronic   format,  and  in  form  and  substance
     reasonably   satisfactory   to  the  Purchaser  and  such   Depositor)  the
     information specified in paragraph (d) of this Section.

          (a) If so reasonably requested by the Purchaser or any Depositor, the Company shall provide (or cause each Third-Party Originator or Subservicer, as applicable, to provide) such information regarding (i) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as is reasonably requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

          (A) the originator's form of organization;

          (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with
     Item 1110(b)(2) of Regulation AB;

          (C) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Company, or to the knowledge of the Company, each Third-Party Originator and each Subservicer; and

          (D) a description of any affiliation or relationship between the Company, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                 (1)   the sponsor;

                 (2)   the depositor;

                 (3)   the issuing entity;

                 (4)   any servicer;

                 (5)   any trustee;

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                 (6)   any originator;

                 (7)   any significant obligor;

                 (8)   any enhancement or support provider; and

                 (9)   any other material transaction party.

          (b) If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by the Company (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item l105(a)(l)-(3) of Regulation AB. To the extent that there is reasonably available to the Company (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

          Promptly following notice or discovery of a material error in the information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected information to the Purchaser or any Depositor, as applicable, in the same format in which information was previously provided to such party by the Company.

          If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with such request pursuant to this Agreement), such statements and agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's or Third-Party Originator's

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     originations or purchases,  to calendar months commencing  January 1, 2006,
     as  the  Purchaser  or  such  Depositor  shall  reasonably  request.   Such
     statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction, and shall also be address to and for the benefit of the Company and such Third Party Originator. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

          (c) If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and cause each Subservicer to so provide such information (each of the Company and each Subservicer, for purposes of this paragraph, a "Servicer"), as is reasonably requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

          (A) the Servicer's form of organization;

          (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the reasonable good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

          (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding scheduled closing date of the related Securitization Transaction;

          (2) the extent of outsourcing the Servicer utilizes;

          (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the scheduled closing date of the related Securitization Transaction;

          (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

          (5) such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

          (C) a description of any material changes during the three-year period immediately preceding the scheduled closing date of the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

          (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that the effect on one or more aspects of servicing resulting from such financial condition would have a material impact on pool performance the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

          (E)  information  regarding  advances  made  by  the  Servicer  on the
     Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the scheduled closing date of the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

          (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

          (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

          (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

          (d) For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the
     Company shall upon discovery (or shall cause each Subservicer and Third-Party Originator to, upon discovery) (i) promptly notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

          (e) As a condition to the succession to the Company or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser, any Master Servicer and any Depositor, at least 10 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writiting and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the related Securitization Transaction.

          (f) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser, Master Servicer or any Depositor, the Company shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB as applicable to the Company. The Company shall also provide a monthly report, in the form of Exhibit N hereto, or such other form as is mutually acceptable to the Company, the Purchaser and any Master Servicer, Exhibit P with respect to defaulted mortgage loans or such other form as is mutually acceptable to the Company, the Purchaser and any Master Servicer, and Exhibit O, with respect to realized losses and gains, or such other form as is mutually acceptable to the Company, the Purchaser and any Master Servicer, with each such report. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Company under this Agreement, commencing with the first such report due not less than ten Business Days following such request.

          (g) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form l0-D (as specified in the provisions of Regulation AB referenced below):

               (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

               (ii)  material   breaches  of  pool  asset   representations   or
          warranties or transaction  covenants  (Item  1121(a)(12) of Regulation
          AB); and

               (iii) information regarding any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination or underwriting of pool assets as it relates to a substitution (Item 1121(a)(14) of Regulation AB).

          (h) The Company shall provide, as may be reasonably requested by the Purchaser, any Master Servicer or any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Error and Omissions Insurance Policies, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder to the Purchaser, any Master Servicer and any Depositor.

          Section 13.04. Use of Subservicers and Subcontractors.

          The Company shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Company as servicer under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (a) of this Section. The Company shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Company as servicer under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (b) of this Section.

          (a) It shall not be necessary for the Company to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subservicer. The Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 13.02, 13.03(c), (e), (f) and (g), 6.04, 6.05, and 13.05 of this Agreement to the same extent as if such Subservicer were the Company, and to provide the information required with respect to such Subservicer under Section 13.03(d) of this Agreement. The Company shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 6.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 6.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 6.05 as and when required to be delivered.

          (b) It shall not be necessary for the Company to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any

     Subcontractor. The Company shall promptly upon request provide to the Purchaser, any Master Servicer and any Depositor (or any designee of the
     Depositor, such as an administrator) a written description (in form and substance satisfactory to the Purchaser, any Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB as reasonably determined by the Company, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause
     (ii) of this paragraph.

          As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Company shall cause any such Subcontractor used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 6.05 and 13.05 of this Agreement to the same extent as if such Subcontractor were the Company. The Company shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subservicer and such Subcontractor under
     Section 6.05, in each case as and when required to be delivered.

          Section 13.05. Indemnification; Remedies.

          (a) The Company shall indemnify the Purchaser, the Master Servicer, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: the Depositor, each sponsor and issuing entity; each Person (including but not limited to any Master Servicer, if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided under this Article XIII by or on behalf of the Company, or provided under this Article XIII by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were provided, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

          (ii) any breach by the Company of its obligations under this Article XIII including but not limited to any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Article XIII, including any failure by the Company to identify pursuant to Section 13.04(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

          (iii) any breach by the Company of a representation or warranty set forth in Section 13.02(a) or in a writing furnished pursuant to Section 3.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 13.02(b) to the extent made as of a date subsequent to such closing date.

          If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

          In the case of any failure of performance described in clause (a)(ii) of this Section, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company, any Subservicer, any Subcontractor or any Third-Party Originator.

          This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

          (b) Notification and Cooperation. The parties hereto further agree, and any Indemnified Party not a party hereto is deemed to agree, as a condition to its reliance on such indemnification, that the Company's indemnification obligations under this Section 13.05 are subject to the following terms and conditions:

          (i) An Indemnified Party seeking indemnification hereunder shall give written notice to the Company within a reasonable time after the Indemnified Party receives notice of an indemnifiable claim; provided that failure to give such notice within a reasonable time shall not invalidate the Company's obligations to indemnify such Indemnified Party unless, and then only to the extent that, such failure materially prejudices the
     Indemnifying   Party  or  its  ability  to  defend  such  claim,   and  the
     Indemnifying   Party  shall  have  the  burden  of  proving  such  material prejudice;

          (ii) The Company shall undertake the defense of the action or claim with counsel or other representatives of its own choosing and reasonably acceptable to the Indemnified Party (which counsel shall not, except with the consent of the Indemnified Party, be counsel to the Indemnifying Party);

          (iii) The Indemnified Party shall have the right to participate and assist in, but not control, the defense of such claim and employ separate counsel in any action or claim at the expense of the Indemnified Party (i.e. at its own expense), provided that, if the interests of the Company and the Indemnified Party diverge, the Indemnified Party shall be entitled to separate counsel at the Company's reasonable expense; and

          (iv) The Company shall not settle or compromise any claim, suit or action against the Indemnified Party without the express prior written consent of the Indemnified Party.

          (c) Limitations. Notwithstanding anything in this Agreement to the contrary, in no event shall the Company be obligated under this Section
     13.05 to indemnify an Indemnified Party otherwise entitled to indemnity hereunder in respect of any indemnifiable claims or losses to the extent that such claims or losses result directly from the willful misconduct, bad faith or grossly negligent acts or omissions of the Indemnified Party.

          (d) Exclusive Remedy. Except for remedies under the Agreement and remedies that cannot be waived as a matter of law and injunctive relief, the rights under this Section 13.05 shall be the exclusive remedy for breaches of this Section 13.05 (including any covenant, obligation, representation or warranty contained herein or therein).

          (e) (i) Any material failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 13, or any material breach by the Seller of a representation or warranty set forth in Section 13.02(a) or in a writing furnished pursuant to Section l3.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 13.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution

     Agreement, if such failure or breach is not cured within three (3) Business Days after the Seller receives written notice of such failure or breach (which may be provided by e-mail), and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Seller (and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

          (ii) Any material failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 6.04 or 6.05, including (except as provided below) any material failure by the Seller to identify pursuant to Section 13.04(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which receipt by the Company of written notice from the Master Servicer or any Depositor of such failure to deliver such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller (except to the extent provided in Section 13.05(b)(iv) below), and if the Seller is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

          (iii) The Seller shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Seller as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

          (iv) In the event the Seller is terminated pursuant to this Section 13, the Purchaser hereby agrees to pay the Seller any accrued and outstanding servicing fees owing to the Seller to the date of such termination and to cause the successor servicer to agree to reimburse the Seller for any Servicing Advances that the Seller actually made as servicer pursuant to this Agreement which the successor recovers from the related Mortgagor.

          (f) For the purposes of this Article XIII and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this agreement, entitled to all the rights and benefits hereof as if it were a direct party to this agreement.

          Section 13.06. Responsible Officers.

          Any reference in this Article XIII to the Company's knowledge, discovery or awareness, or notice or identification to the Company, or a request to the Company, shall be in each case be deemed to refer solely to the knowledge or awareness of, or notice or identification to, or request of, a Responsible Officer of the Company. For purposes of this Section, Responsible Officer shall mean, means any vice president, any managing director, any director, any associate, any assistant vice president, any assistant secretary, any assistant treasurer or any other officer or employee of the Company customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject and in each case who shall have direct responsibility for the administration of the Agreement.

     3. The Purchaser and the Company agree that the Existing Agreement is hereby amended by deleting the existing Sections 5.02, 6.04 and 6.05 in their entirety and replacing them with the following language:

          Section 5.02 Statements to the Purchaser.
                       ---------------------------

          On or prior to the fifth Business Day of each month, the Company shall forward to the Master Servicer at such address as designated by the Purchaser from time to time, the reports set forth on Exhibits N, O and P hereto, or in such other forms as mutually agreed upon by the Company and the Master Servicer. The Company shall also provide such information as set forth above to the Purchaser or its designee in electronic form in the Company's standard format, a copy of which has been provided by the Company.

          In addition, within a reasonable period of time after the end of each calendar year, the Company will furnish a report to each Person that was a Purchaser at any time during such calendar year, which report shall state the aggregate of amounts distributed to the Purchaser for such calendar year.

          The Company shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority, the Mortgagor or to the Purchaser or its designee pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Company shall provide the Purchaser or its designee with such information concerning the Mortgage Loans as is necessary for such Purchaser to prepare federal income tax returns as the Purchaser may reasonably request from time to time.

          Section 6.04 Annual Statement as to Compliance.
                       ---------------------------------

          Company will deliver to the Purchaser or its designee (a) on or prior to March 1, 2006, an Officer's Certificate stating that (i) a review of the activities of the Company during the preceding calendar year and its performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Company has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Company to cure such default and (b) on or before March 1st of each calendar year, commencing in 2007, the Company shall deliver to the Purchaser, any Master Servicer and any Depositor a statement of compliance addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Company, to the effect that (i) a review of the Company's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

          Section 6.05 Report on Assessment of Compliance  and  Attestation  and
                       ---------------------------------------------------------
     Annual Independent Certified Public Accountants' Servicing Report.
     -----------------------------------------------------------------

          (a) Company shall on or prior to March 15, 2006, cause, at the Company's expense, a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser or the Master Servicer to the effect that such firm has, with respect to the Company's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

          (b) On or before March 1st of each calendar year, commencing in 2007, the Company shall

          (i) deliver to the Purchaser and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser and such Depositor) regarding the Company's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

     Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, and shall address each of the "Applicable Servicing Criteria" specified on a certification substantially in the form of Exhibit Q hereto delivered to the Purchaser at the time of any Securitization Transaction;

          (ii) furnish to the Purchaser a report by a registered public accounting firm that attests to, and reports on, the assessment made by the Company pursuant to Subsection 13.05 as required by Rules 13a-18 and 15d-18 of the Securities Exchange Act and Section 1122(b) of Regulation AB, which attestation shall be in accordance with Rule 1-02(a)(3) and Rule 2-02(g) of Regulation S-X under the Securities Act and the Securities Exchange Act; and

          (iii) cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 13.04(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (b) and (c) of this Section; and

          (iv) deliver or cause each Subservicer, and each Subcontractor described in clause (iii) to deliver to the Purchaser, the Master Servicer, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and l5d-14(d) under the Exchange Act (pursuant to Section 302 of the
     Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification signed by the appropriate officer of the related entity in the form attached hereto as Exhibit M, provided that such certification delivered by the Company may not be filed as an exhibit to, or included in, any offering document or registration statement unless required to be included in any filing required under the Exchange Act.

          The Company acknowledges that the parties identified in the preceding paragraph may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

          (c) Each assessment of compliance provided by a Subservicer pursuant to the first paragraph of this section shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Q hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 6.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 13.04.

     4. The Purchaser and the Company agree that the Existing Agreement is hereby amended by adding the following language as a new Section 12.22:

          Section 12.22 Third Party Beneficiary.
                        -----------------------

          For purposes of Sections 5.02, 6.04, 6.05 and Article XIII hereof and any related provisions thereto, each Master Servicer shall be considered a third party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

     5. The Purchaser and the Company agree that the Existing Agreement is hereby amended by deleting the existing Exhibit M in its entirety and replacing it with Schedule B hereto.

     6. The Purchaser and the Company agree that the Existing Agreement is hereby amended by adding Schedule A hereto as a new Exhibit Q.

     7. The Purchaser and the Company agree that the Existing Agreement is hereby amended by deleting the existing Exhibit N in its entirety and replacing it with Schedule C hereto.

     8. The Purchaser and the Company agree that the Existing Agreement is hereby amended by deleting the existing Exhibit O in its entirety and replacing it with Schedule D hereto.

     9. The Purchaser and the Company agree that the Existing Agreement is hereby amended by adding Schedule D hereto as a new Exhibit P.

     10. References in this Amendment Reg AB to "this Agreement" or words of similar import (including indirect references to the Agreement) shall be deemed to be references to the Existing Agreement as amended by this Amendment Reg AB. Except as expressly amended and modified by this Agreement Reg AB, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. In the event of a conflict between this Amendment Reg AB and any other document or agreement, including without limitation the Existing Agreement, this Amendment Reg AB shall control.

     11. This Amendment Reg AB shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     12. This Amendment Reg AB may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement. This Amendment Reg AB will become effective as of the date first mentioned above. This Amendment Reg AB shall bind and inure to the benefit of and be enforceable by the Company and the Purchaser and the respective permitted successors and assigns of the Company and the successors and assigns of the Purchaser.

                    [Signatures Commence on Following Page]

     IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                                J.P. MORGAN MORTGAGE ACQUISITION
                                                     CORP., Purchaser


                                                By: /s/Brian L. Simons
                                                   ----------------------------
                                                   Name:  Brian L. Simons
                                                   Title: Vice President



                                                NATIONAL CITY MORTGAGE CO.,
                                                     Company



                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

     IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                                J.P. MORGAN MORTGAGE ACQUISITION
                                                     CORP., Purchaser


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:



                                                NATIONAL CITY MORTGAGE CO.,
                                                     Company


                                                By: /s/ Kelly C. Johnson
                                                   -----------------------------
                                                   Name:  Kelly C. Johnson
                                                   Title: Senior Vice President

                                   Schedule A

                                    Exhibit Q

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Servicer] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":


 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          APPLICABLE
                                                                                                                           SERVICING
                                                             SERVICING CRITERIA                                             CRITERIA
 -----------------------------------------------------------------------------------------------------------------------------------
            Reference                                             Criteria
 -----------------------------------------------------------------------------------------------------------------------------------
                                                        General Servicing Considerations
 -----------------------------------------------------------------------------------------------------------------------------------
                      Policies and procedures are instituted to monitor any performance or other triggers                       X
1122(d)(1)(i)         and events of default in accordance with the transactIon agreements.
------------------------------------------------------------------------------------------------------------------------------------
                      If any matenal servicing activities are outsourced to third parties, policies and                         X
                      procedures are instituted to monitor the third party's performance and compliance
1122(d)(l)(ii)        with such servicing activities
------------------------------------------------------------------------------------------------------------------------------------
                      Any requirements in the transaction agreements to maintain a back-up servicer for the
1122(d)(1)(iii)       mortgage loans are maintained
------------------------------------------------------------------------------------------------------------------------------------
                      A fidelity bond and errors and omissions policy is in effect on the party participating
                      in the servicing function throughout the reporting period in the amount of coverage                       X
1l22(d)(l)(iv)        required by and otherwise in accordance with the terms of the transaction agreements
------------------------------------------------------------------------------------------------------------------------------------
                                                  Cash Collection and Administration
------------------------------------------------------------------------------------------------------------------------------------
                      Payments on mortgage loans are deposited into the appropriate custodial bank
                      accounts and related bank clearing accounts no more than two business days                                X
                      following receipt, or such other number of days specified in the transaction
1122(d)(2)(i)         agreements
------------------------------------------------------------------------------------------------------------------------------------
                      Disbursements made via wire transfer on behalf of an obligor or to an investor are                        X
1122(d)(2)(ii)        made only by authorized personnel
------------------------------------------------------------------------------------------------------------------------------------
                      Advances of funds or guarantees regarding collections, cash flows or distributions,
                      and any interest or other fees charged for such advances, are made, reviewed and                          X
 1122(d)(2)(iii)      approved as specified in the transaction agreements
------------------------------------------------------------------------------------------------------------------------------------
                      The related accounts for the transaction, such as cash reserve accounts or accounts
                      established as a form of overcollateralization, are separately maintained (e g., with                     X
1l22(d)(2)(iv)        respect to commingling of cash) as set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                      Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements For purposes of this criterion, "federally
                      insured depository institution" with respect to a foreign financial institution means a                   X
                      foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
1l22(d)(2)(v)         Securities Exchange Act
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)        Unissued checks are safeguarded so as to prevent unauthorized access                                      X
------------------------------------------------------------------------------------------------------------------------------------
                      Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within
                      30 calendar days after the bank statement cutoff date, or such other number of days                       X
                      specified in the transaction agreements, (C) reviewed and approved by someone other than the person who prepared the reconciliation, and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction
1l22(d)(2)(vii)       agreements.
------------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          APPLICABLE
                                                                                                                           SERVICING
                                                             SERVICING CRITERIA                                             CRITERIA
 -----------------------------------------------------------------------------------------------------------------------------------
            Reference                                             Criteria
 -----------------------------------------------------------------------------------------------------------------------------------
                                                        General Servicing Considerations
 -----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    Investor Remittances and Reporting
------------------------------------------------------------------------------------------------------------------------------------
                      Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission
                      requirements.  Specifically, such reports (A) are prepared in accordance with                             X
                      timeframes and other terms set forth in the transaction agreements; (B) provide informatin calculated in accordance with the terms specified in the transaction agreements, (C) are filed with the Commission as required by its rules and regulations, and (D) agree with investors' or the trustee's records as to the total
1122(d)(3)(i)         unpaid principal balance and number of mortgage loans serviced by the Servicer
------------------------------------------------------------------------------------------------------------------------------------
                      Amounts due to investors are allocated and remitted in accordance with timeframes,                        X
1122(d)(3)(ii)        distribution priority and other terms set forth in the transaction agreements
------------------------------------------------------------------------------------------------------------------------------------
                      Disbursements made to an investor are posted within two business days to the
                      Servicer's investor records, or such other number of days specified in the transaction                    X
1122(d)(3)(iii)       agreements
------------------------------------------------------------------------------------------------------------------------------------
                      Amounts remitted to investors per the investor reports agree with cancelled checks, or                    X
1122(d)(3)(iv)        other form of payment, or custodial bank statements
------------------------------------------------------------------------------------------------------------------------------------
                                               Pool Asset Administration
------------------------------------------------------------------------------------------------------------------------------------
                      Collateral or security on mortgage loans is maintained as required by the transaction                     X
1122(d)(4)(i)         agreements or related mortgage loan documents
------------------------------------------------------------------------------------------------------------------------------------
                      Mortgage loan and related documents are safeguarded as required by the transaction                        X
1122(d)(4)(ii)        agreements
------------------------------------------------------------------------------------------------------------------------------------
                      Any additions, removals or substitutions to the asset pool are made, reviewed and
                      approved in accordance with any conditions or requirements in the transaction                             X
1122(d)(4)(iii)       agreements
------------------------------------------------------------------------------------------------------------------------------------
                      Payments on mortgage loans including any payoffs, made in accordance with the
                      related mortgage loan documents are posted to the Servicer's obligor records                              X
                      maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or
1122(d)(4)(iv)        other items (e.g., escrow) in accordance with the related mortgage loan documents
------------------------------------------------------------------------------------------------------------------------------------
                      The Servicer's records regarding the mortgage loans agree with the Servicer's records                     X
1122(d)(4)(v)         with respect to an obligor's unpaid principal balance.
------------------------------------------------------------------------------------------------------------------------------------
                      Changes with respect to the terms or status of an obligor's mortgage loans (e g, loan
                      modifications or re-agings) are made, reviewed and approved by authorized                                 X
                      personnel in accordance with the transaction agreements and related pool asset
1122(d)(4)(vi)        documents
------------------------------------------------------------------------------------------------------------------------------------
                      Loss mitigation or recovery actions (e g , forbearance plans, modifications and deeds
                      in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated,                     X
                      conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)       established by the transaction agreements
------------------------------------------------------------------------------------------------------------------------------------
                      Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the
                      transaction agreements, and describe the entity's activities in monitoring delinquent                     X
                      mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
1122(d)(4)(viii)      unemployment)
------------------------------------------------------------------------------------------------------------------------------------
                      Adjustments to interest rates or rates of return for mortgage loans with variable rates                   X
1122(d)(4)(ix)        are computed based on the related mortgage loan documents
------------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          APPLICABLE
                                                                                                                           SERVICING
                                                             SERVICING CRITERIA                                             CRITERIA
 -----------------------------------------------------------------------------------------------------------------------------------
            Reference                                             Criteria
 -----------------------------------------------------------------------------------------------------------------------------------
                                                        General Servicing Considerations
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                      Regarding any funds held in trust for an obligor (such as escrow accounts) (A) such funds are analyzed, ]n accordance with the obligor's mortgage loan documents, on at
                      least an annual basis, or such other period specified in the transaction agreements, (B)                  X
                      interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws, and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or
1122(d)(4)(x)         such other number of days specified in the transaction agreements,
------------------------------------------------------------------------------------------------------------------------------------
                      Payments made on hehalf of an obligor (such as tax or insurance payments) are made
                      on or before the related penalty or expiration dates, as indicated on the appropriate                     X
                      bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of
1122(d)(4)(xi)        days specified in the transaction agreements
------------------------------------------------------------------------------------------------------------------------------------
                      Any late payment penalties in connection with any payment to be made on behalf of
                      an obligor are paid from the servicer's funds and not charged to the obligor, unless                      X
1122(d)(4)(xii)       the late payment was due to the obligor's error or omission
------------------------------------------------------------------------------------------------------------------------------------
                      Disbursements made on behalf of an obligor are posted within two business days to
                      the obligor's records maintained by the servicer, or such other number of days                            X
1122(d)(4)(xiii)      specified in the transaction agreements
------------------------------------------------------------------------------------------------------------------------------------
                      Delinquencies, charge-offs and uncollectible accounts are recognized and recorded                         X
1122(d)(4)(xiv)       in accordance with the transaction agreements
------------------------------------------------------------------------------------------------------------------------------------
                      Any external enhancement or other support identified in Item 1114(a)(1) through (3)
                      or Item 1115 of Regulation AB, is maintained as set forth in the transaction
1122(d)(4)(xv)        agreements
------------------------------------------------------------------------------------------------------------------------------------



 [NAME OF SERVICER] [NAME OF SUBSERVICER]


Date:______________________________


By:

                                   Schedule B

                                    Exhibit M


                              ANNUAL CERTIFICATION
                              --------------------


     I am the [title/office] of [Item 1122 Responsible Party] (the ["Company" or "Servicer"]) and, in such capacity, the officer in charge of the [Company's/Servicer's] performance of the servicing criteria identified as the [Company's/Servicer's] responsibility on Exhibit 5 to the [Pooling and Servicing Agreement/Servicing Agreement] (the "Agreement"). I hereby certify as follows (capitalized terms used and not otherwise defined herein have the meanings assigned in the Agreement) to the [Purchaser], [the Depositor], the Master Servicer, [the Securities Administrator], [Trustee], and their officers, with the knowledge and interest that they will rely upon this certification:

     1. I have reviewed the (a) servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement") of the [Company/Servicer], (b) report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) or Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), (c) the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and l5d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and (d) all servicing reports, officer's certificates and other information provided to the Purchaser, Master Servicer and Securities Administrator during the preceding calendar year relating to the performance of the [Company/Servicer] under the terms of the Agreement (collectively, the "[Company/ Servicer] Information");

     2. Based on my knowledge, the [Company/Servicer] Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading as of the period covered by the [Company/Servicer] Information;

     3. Based on my knowledge, all of the [Company/Servicer] Information required to be provided by the [Company/Servicer] under the Agreement has been provided to the Purchaser, Master Servicer and Securities Administrator;

     4. I am responsible for reviewing the activities performed by the [Company/Servicer] as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement, and except as disclosed in the Compliance Statement, the Assessment of Compliance or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

     5.  The  Compliance  Statement,   the  Assessment  of  Compliance  and  the
Attestation Report required to be provided by the [Company/Servicer] and by any

Subservicer or Subcontractor pursuant to the Agreement have been provided to the Purchaser, Master Servicer and Securities Administrator. Any material instances of noncompliance described in such reports have been disclosed to the Purchaser, Master Servicer and Securities Administrator. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: __________________________________


                                          ______________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                                   Schedule C

                                    EXHIBIT N




                     Standard File Layout - Master Servicing


------------------------------------------------------------------------------------------------------------------------------------
 Column Name                 Description                                                Decimal      Format Comment
------------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR            A value assigned by the Servicer to define a group of                  Text up to 10 digits
                            loans
------------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                    A unique identifier assigned to each loan by the investor.             Text up to 10 digits
------------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR           A unique number assigned to a loan by the Servicer. This               Text up to 10 digits
                            may be different than the LOAN_NBR.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME               The borrower name as received in the file. It is not                   Maximum length of 30 (Last, First
                            separated by first and last name.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY _AMT              Scheduled monthly principal and scheduled interest             2       No commas(,) or dollar signs ($)
                            payment that a borrower is expected to pay, P&I constant
------------------------------------------------------------------------------------------------------------------------------------
NOTE_INT _RATE              The loan interest rate as reported by the Servicer.            4       Max length of 6
------------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                The loan gross interest rate less the service fee rate as      4       Max length of 6
                            reported by the Servicer
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE               The servicer's fee rate for a loan as reported by the          4       Max length of 6
                            Servicer
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                The servicer's fee amount for a loan as reported by the        2       No commas(,) or dollar signs ($)
                            Servicer
------------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                 The new loan payment amount as reported by the                 2       No commas(,) or dollar signs ($)
                            Servicer
------------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE               The new loan rate as reported by the Servicer.                 4       Max length of 6
------------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE              The Incex the Servlcer is using to calculate a forecasted      4       Max length of 6
                            rate
------------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL           The borrower's actual principal balance at the beginning       2       No commas(,) or dollar signs ($)
                            of the processing cycle
------------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL           The borrower's actual principal balance at the end of the      2       No commas(.) or dollar signs ($)
                            processing cycle
------------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE      The date at the end of processing cycle that the                       MM/DD/YYYY
                            borrower's next payment is due to the Servicer, as
                            reported by Servicer
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1             The first curtailment amount to be applied                     2       No commas(,) or dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1            The curtailment date associated with the first curtailment             MM/DD/YYYY
                            amount
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_1              The curtailment interest on the first curtailment amount, if   2       No commas(,) or dollar signs ($)
                            applicable
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2             The second curtailment amount to be applied                    2       No commas(,) or dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2            The curtailment date assiciated with the second                        MM/DD/YYYY
                            curtailment amount
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_2              The curtailment interest on the second curtailment             2       No commas(,) or dollar signs ($)
                            amount if applicable
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3             The third curtailment amount to be applied.                    2       No commas(,) or dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 Column Name                 Description                                                Decimal      Format Comment
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3            The curtailment date associated with the third curtailment             MM/DD/YYYY
                            amount
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3              The curtailment interest on the third curtailment amount, if   2       No commas(,) or dollar signs ($)
                            applicable
------------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                     The loan "paid in full" amount as reported by the Servicer     2       No commas(,) or dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
PIF _DATE                   The paid In full date as reported by the Servicer                      MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Action Code Key.15-Bankruptcy, 31
                                                                                                  60=PIF, 63=Substitution, 65=Repurc
ACTION_CODE                 The standard FNMA numeric code used to indicate the
                            default/delinquent status of a particular loan
------------------------------------------------------------------------------------------------------------------------------------
INT _ADJ_AMT                The amount of the interest adjustment as reported by the       2       No commas(,) or dollar sIgns ($)
                            Servicer
------------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT      The Soldier and Sailor Adjustment amount, if applIcable.       2       No commas(,) or dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT            The Non Recoverable Loan Amount, if applicable.                2       No commas(,) or dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT               The amount the Servicer is passing as a loss, if               2       No comma,(,) or dollar signs ($)
                            applicable
------------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL          The scheduled outstanding principal amount due at the          2       No commas(,) or dollar signs ($)
                            beginning of the cycle date to be passed through to
                            investors
------------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL          The scheduled principal balance due to investors at the        2       No commas(,) or dollar signs ($)
                            end of a processing cycle
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT              The scheduled principal amount as reported by the              2       No commas(,) or dollar signs ($)
                            Servicer for the current cycle -- only applicable for
                            Scheduled/Scheduled Loans
------------------------------------------------------------------------------------------------------------------------------------
SCHED _NET _INT             The scheduled gross interest amount less the service fee       2       No commas(,) or dollar signs ($)
                            amount for the current cycle as reported by the Servicer--
                            only applicable for Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT               The actual principal amount collected by the Servicer for      2       No commase) or dollar signs ($)
                            the current reporting cycle -- only applicable for
                            Actual/Actual Loans
------------------------------------------------------------------------------------------------------------------------------------
ACTL_NET _INT               The actual gross interest amount less the service fee          2       No commase) or dollar signs ($)
                            amount for the current reporting cycle as reported by the
                            Servicer -- only applicable for Actual/Actual Loans.
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_AMT          The penalty amount received when a borrower prepays            2       No commase) or dollar signs ($)
                            on his loan as reported by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_WAIVED       The prepayment penalty amount for the loan waived by           2       No commase) or dollar signs ($)
                            the servlcer
------------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                    The Effective Payment Date of the Modification for the                 MM/DD/YYYY
                            loan
------------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                    The Modification Type                                                  Varchar - value can be alpha or n
------------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT      The current outstanding principal and interest advances        2       No commas(,) or dollar signs ($)
                            made by Servicer
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule D

                                    EXHIBIT O



 Calculation of Realized Loss/Gain Form 332-Instruction Sheet

          NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and/or resolution of any disputed items.

                  (i)

                  (ii) The numbers on the 332 form correspond with the numbers listed below.
          Liquidation and Acquisition Expenses:
          -------------------------------------
          1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12.   Complete as applicable. Required documentation:

                    * For taxes and Insurance  advances - see page 2 of 332 form
               - breakdown required showing period

                    of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

                    * For escrow advances - complete payment history

                    (to calculate  advances from last  positive  escrow  balance forward)

                    * Other  expenses  - copies  of  corporate  advance  history showing all payments

                    * REO repairs > $1500 require explanation

                    * REO repairs > $3000 require evidence of at least 2 bids.

                    * Short  Sale or  Charge  Off  require  P&L  supporting  the decision and WFB's approved Officer Certificate

                    *  Unusual  or  extraordinary   items  may  require  further
               documentation.

               13. The total of lines 1 through 12.

                    (iii)  Credits:

               14-21. Complete as applicable. Required documentation:

                    * Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

                    Letter of Proceeds Breakdown.

                    * Copy of EOB for any MI or gov't guarantee

                    * All other  credits  need to be clearly  defined on the 332 form

               22.  The total of lines 14 through 21.

               Please Note: For HUD/VA loans, use line (18a) for Part A/Initial ----------- proceeds and line (18b) for Part B/Supplemental proceeds.

              Total Realized Loss (or Amount of Any Gain)
              --------------------------------------------
              23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

  Exhibit 3A: Calculation of Realized Loss/Gain Form 332

          Prepared by:________________________    Date: _____________________
          Phone:______________________________ Email Address:________________

  ---------------------       -----------------         --------------------
  | Servicer Loan No. |       | Servicer Name |         | Servicer Address |
  ---------------------       -----------------         --------------------

WELLS FARGO BANK, N.A. Loan No _________________________________________________

Borrower's Name:________________________________________________________________
Property Address:_______________________________________________________________

Liquidation Type:   REO Sale     3rd Party Sale       Short Sale      Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown          Yes      No
If "Yes", provide deficiency or cramdown amount ________________________________

Liquidation and Acquisition Expenses:
(1)  Actual Unpaid Principal Balance of Mortgage Loan       $________________(1)
(2)  Interest accrued at Net Rate                           _________________(2)
(3)  Accrued Servicing Fees                                 _________________(3)
(4)  Attorney's Fees                                        _________________(4)
(5)  Taxes (see page 2)                                     _________________(5)
(6)  Property Maintenance                                   _________________(6)
(7)  MI/Hazard Insurance Premiums (see page 2)              _________________(7)
(8)  Utility Expenses                                       _________________(8)
(9)  Appraisal/BPO                                          _________________(9)
(10) Property Inspections                                   ________________(10)
(11) FC Costs/Other Legal Expenses                          ________________(11)
(12) Other (itemize)                                        ________________(12)
        Cash for Keys _________________________             ________________(12)
        HOA/Condo Fees_________________________             ________________(12)
        _______________________________________             ________________(12)

        Total Expenses                                      $_______________(13)

Credits:
(14) Escrow Balance                                         $_______________(14)
(15) HIP Refund                                             ________________(15)
(16) Rental Receipts                                        ________________(16)
(17) Hazard Loss Proceeds                                   ________________(17)
(18) Primary Mortgage Insurance Gov't Insurance             _______________(18a)
HUD Part A
                                                            _______________(18b)
HUD Part B
(19) Pool Insurance Proceeds                                ________________(19)
(20) Proeeeds from Sale of Acqured Property                 ________________(20)
(21) Other (itemize)                                        ________________(21)
     __________________________________________             ________________(21)

        Total Credits                                       $_______________(22)
Total Realized Loss (or Amount of Gain)                     $_______________(23)

  Escrow Disbursement Detail

--------------------------------------------------------------------------------
    Type       Date     Period of     Total     Base       Penalties   Interest
 (Tax /Ins.)   Paid     Coverage      Paid     Amount
--------------------------------------------------------------------------------

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


                                   Schedule E

                                    EXHIBIT P



Standard File Layout - Delinquency Reporting



------------------------------------------------------------------------------------------------------------------------------------
 Column Name                 Description                                                          Decimal      Format Comment
------------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR           A unique number assigned to a loan by the Servicer.
                            This may be different than the LOAN_NBR.
------------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                    A unique identifier assigned to each loan by the originator.
------------------------------------------------------------------------------------------------------------------------------------
CLlENT_NBR                  Servicer Client Number
------------------------------------------------------------------------------------------------------------------------------------
SERV _INVESTOR_NBR          Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME         First Name of the Borrower.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST _NAME         Last name of the borrower.
------------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                Street Name and Number of Property
------------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                  The state where the property located.
------------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                    Zip code where the property is located.
------------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE      The date that the borrower's next payment is due to the servicer                   MM/DD/YYYY
                            at the end of processing cycle, as reported by Servicer.
------------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                   Loan Type (i e FHA, VA, Conv)
------------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED _DATE      Ihe date a particular bankruptcy claim was filed.                                  MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE     The chapter under which the bankruptcy was filed.
------------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR         The case number assigned by the court to the bankruptcy filing.
------------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE      The payment due date once the bankruptcy has been approved by                      MM/DD/YYYY
                            the courts
------------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_ DATE The Date The Loan Is Removed From Bankruptcy. Either by                            MM/DD/YYYY
                            Dismissal, Discharged and/or a Motion For Relief Was Granted.
------------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE          The Date The Loss Mitigation Was Approved By The Servicer                          MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE               The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE      The Date The Loss Mitigation/Plan Is Scheduled To End/Close                        MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE      Ihe Date The Loss Mitigation Is Actually Completed                                 MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE        The date DA Admin sends a letter to the servicer with instructions to              MM/DD/YYYY
                            begin foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE      Date File Was Referred To Attorney to Pursue Foreclosure                           MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE            Notice of 1st legal filed by an Attorney in a Foreclosure Action                   MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE   The date by which a foreclosure sale is expected to occur.                         MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE            The actual date of the foreclosure sale                                            MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT             The amount a property sold for at the foreclosure sale                   2         No commas, (,)
                                                                                                               dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE         The date the servicer initiates eviction of the borrower                           MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE     The date the court revokes legal possession of the property from the               MM/DD/YYYY
                            borrower
------------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                  The price at which an REO property is marketed                           2         No commas, (,)
                                                         -                                                     dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                   The date an REO property is listed at a particular price.                          MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 Column Name                 Description                                                          Decimal      Format Comment
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                   The dollar value of an offer for an REO property                         2         No commas, (,)
                                                                                                               dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME             The date an offer is received by DA Admin or by the Servicer.                      MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE            The date the REO sale of the property is scheduled to close.                       MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE     Actual Date Of REO Sale                                                            MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE               Classification of how the property is occupied.
------------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE         A code that indicates the condition of the property.
------------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE        The date a property inspection is performed.                                       MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE              The date the appraisal was done.                                                   MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL               The current "as is" value of the property based on brokers price         2
                            opinion or appraisal
------------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL           The amount the property would be worth if repairs are completed          2
                            pursuant to a broker's price opinion or appraisal.
------------------------------------------------------------------------------------------------------------------------------------
If applicable:
-------------
------------------------------------------------------------------------------------------------------------------------------------
DELlNQ_STATUS_CODE          FNMA Code Describing Status of Loan
------------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE          The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
------------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE         Date Mortgage Insurance Claim Was Filed With Mortgage Insurance                    MM/DD/YYYY
                            Company
------------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                Amount of Mortgage Insurance Claim Filed                                           No commas, (,)
                                                                                                               dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE          Date Mortgage Insurance Company Disbursed Claim Payment                            MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID           Amount Mortgage Insurance Company Paid On Claim                          2         No commas, (,)
                                                                                                               dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE       Date Claim Was Filed With Pool Insurance Company                                   MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT              Amount of Claim Filed With Pool Insurance Company                        2         No commas, (,)
                                                                                                               dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE        Date Claim Was Settled and The Check Was Issued By The Pool                        MM/DD/YYYY
                            insurer
------------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID         Amount Paid On Claim By Pool Insurance Company                           2         No commas, (,)
                                                                                                               dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE Date FHA Part A Claim Was Filed With HUD                                           MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT        Amount of FHA Part A Claim Filed                                         2         No commas, (,)
                                                                                                               dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE  Date HUD Disbursed Part A Claim Payment                                            MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT   Amount HUD Paid on Part A Claim                                          2         No commas, (,)
                                                                                                               dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE Date FHA Part B Claim Was Filed With HUD                                           MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT        Amount of FHA Part B Claim Filed                                         2         No commas, (,)
                                                                                                               dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE  Date HUD Disbursed Part B Claim Payment                                            MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT   Amount HUD Paid on Part B Claim                                          2         No commas, (,)
                                                                                                               dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE         Date VA Claim Was Filed With the Veterans Admin                                    MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE          Date Veterans Admin Disbursed VA Claim Payment                                     MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT           Amount Veterans Admin Paid on VA Claim                                   2         No commas, (,)
                                                                                                               dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

         o  ASUM - Approved Assumption
         o  BAP - Borrower Assistance Program
         o  CO -  Charge Off
         o  DIL - Deed-in-Lieu
         o  FFA - Formal Forbearance Agreement
         o  MOD - Loan Modification
         o  PRE - Pre-Sale
         o  SS -  Short Sale
         o  MISC - Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file

The Occupant Code field should show the current status of the property code as follows:

         o   Mortgagor
         o   Tenant
         o   Unknown
         o   Vacant

The Property Condition field should show the last reported condition of the property as follows:

         o   Damaged
         o   Excellent
         o   Fair
         o   Gone
         o   Good
         o   Poor
         o   Special Hazard
         o   Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

        ------------------------------------------------------------------------
        Delinquency             Delinquency Description
        Code
        ------------------------------------------------------------------------
        001                     FNMA - Death of principal mortgagor
        ------------------------------------------------------------------------
        002                     FNMA - Illness of principal mortgagor
        ------------------------------------------------------------------------
        003                     FNMA - Illness of mortgagor's family member
        ------------------------------------------------------------------------
        004                     FNMA - Death of mortgagor's family member
        ------------------------------------------------------------------------
        005                     FNMA - Marital difficulties
        ------------------------------------------------------------------------
        006                     FNMA - Curtailment of income
        ------------------------------------------------------------------------
        007                     FNMA - Excessive obligation
        ------------------------------------------------------------------------
        008                     FNMA - Abandonment of property
        ------------------------------------------------------------------------
        009                     FNMA - Distant employee transfer
        ------------------------------------------------------------------------
        011                     FNMA - Property problem
        ------------------------------------------------------------------------
        012                     FNMA - Inability to sell property
        ------------------------------------------------------------------------
        013                     FNMA - Inability to rent property
        ------------------------------------------------------------------------
        014                     FNMA - Military Service
        ------------------------------------------------------------------------
        015                     FNMA - Other
        ------------------------------------------------------------------------
        016                     FNMA - Unemployment
        ------------------------------------------------------------------------
        017                     FNMA - Business failure
        ------------------------------------------------------------------------
        019                     FNMA - Casualty loss
        ------------------------------------------------------------------------
        022                     FNMA - Energy environment costs
        ------------------------------------------------------------------------
        023                     FNMA - Servicing problems
        ------------------------------------------------------------------------
        026                     FNMA - Payment adjustment
        ------------------------------------------------------------------------
        027                     FNMA - Payment dispute
        ------------------------------------------------------------------------
        029                     FNMA - Transfer of ownership pending
        ------------------------------------------------------------------------
        030                     FNMA - Fraud
        ------------------------------------------------------------------------
        031                     FNMA - Unable to contact borrower
        ------------------------------------------------------------------------
        INC                     FNMA - Incarceration
        ------------------------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

        ------------------------------------------------------------------------
        Status Code             Status Description
        ------------------------------------------------------------------------
        09                     Forbearance
        ------------------------------------------------------------------------
        17                     Pre-foreclosure Sale Closing Plan Accepted
        ------------------------------------------------------------------------
        24                     Government Seizure
        ------------------------------------------------------------------------
        26                     Refinance
        ------------------------------------------------------------------------
        27                     Assumption
        ------------------------------------------------------------------------
        28                     Modification
        ------------------------------------------------------------------------
        29                     Charge-Off
        ------------------------------------------------------------------------
        30                     Third Party Sale
        ------------------------------------------------------------------------
        31                     Probate
        ------------------------------------------------------------------------
        32                     Military Indulgence
        ------------------------------------------------------------------------
        43                     Foreclosure Started
        ------------------------------------------------------------------------
        44                     Deed-in-Lieu Started
        ------------------------------------------------------------------------
        49                     Assignment Completed
        ------------------------------------------------------------------------
        61                     Second Lien Considerations
        ------------------------------------------------------------------------
        62                     Veteran's Affairs-No Bid
        ------------------------------------------------------------------------
        63                     Veteran's Affairs-Refund
        ------------------------------------------------------------------------
        64                     Veteran's Affairs-Buydown
        ------------------------------------------------------------------------
        65                     Chapter 7 Bankruptcy
        ------------------------------------------------------------------------
        66                     Chapter 11 Bankruptcy
        ------------------------------------------------------------------------
        67                     Chapter 13 Bankruptcy
        ------------------------------------------------------------------------